UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2010

LAKE VICTORIA MINING COMPANY, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-53291
(Commission File Number)

Not Applicable
(IRS Employer Identification No.)

1781 Larkspur Drive, Golden, CO 80401
(Address of principal executive offices and Zip Code)

(303) 526-5100
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) On September 30, 2010, the Board of Directors of Lake Victoria Mining Company, Inc. (the “Company”) dismissed by mutual agreement, BehlerMick PS, as its principal independent accountant. On October 6, 2010, the Company engaged Manning Elliott LLP as its principal independent accountant. The audit committee of the Company approved the dismissal of BehelerMick PS and the engagement of Manning Elliott LLP as its independent auditor.

BehelerMick PS’s report on the Company’s financial statements for each of the two fiscal years ended March 31, 2009 and March 31, 2010 did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that such report on the Company’s financial statements contained an explanatory paragraph in respect to the substantial doubt about its ability to continue as a going concern.

During the Company’s fiscal years ended March 31, 2009 and March 31, 2010 and in the subsequent interim period through the date of dismissal, there were no disagreements, resolved or not, with BehelerMick PS on any matter of accounting principles or practices, financial statement disclosure, or audit scope and procedures, which disagreement(s), if not resolved to the satisfaction of BehelerMick PS, would have caused BehelerMick PS to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company’s fiscal years ended March 31, 2009 and March 31, 2010 and in the subsequent interim period through the date of dismissal, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

We provided BehelerMick PS with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made in this Current Report on Form 8-K, and if not, stating the respects with which it does not agree. A copy of the letter provided from BehelerMick PS is filed as an exhibit to this Current Report on Form 8-K.

(b) During the Company’s fiscal years ended March 31, 2009 and March 31, 2010 and in the subsequent interim period through the date of appointment of Manning Elliott on October 6, 2010, the Company has not consulted with Manning Elliott LLP regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on its financial statements, nor has Manning Elliott LLP provided to the Company a written report or oral advice that Manning Elliott LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue. In addition, during such periods, the Company has not consulted with Manning Elliott LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter dated October 8, 2010 from BehelerMick PS.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKE VICTORIA MINING COMPANY, INC.

By:	/s/ David Kalenuik
David Kalenuik
President and Chief Executive Officer
Dated: October 8, 2010